UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-27026	77-0254621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1545 Barber Lane, Milpitas, California		95035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 232-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 16, 2015, the Board of Directors of Pericom Semiconductor Corporation (“Pericom”) issued an open letter to shareholders of Pericom advising them of some of the advantages of pursuing a transaction with Diodes Incorporated and announcing proxy advisory firm Proxy Mosaic’s recommendation that Pericom shareholders vote in favor of the transaction between Diodes and Pericom. Pericom also issued a press release announcing the issuance of such open letter (the “Shareholder Letter Press Release”). A copy of the Shareholder Letter Press Release, which included the open letter to shareholders, is attached as Exhibit 99.1.

Additional Information and Where to Find It

Pericom has filed a definitive proxy statement and relevant documents in connection with the special meeting of the shareholders of Pericom at which the Pericom shareholders will consider certain proposals regarding the potential acquisition of Pericom by Diodes Incorporated (the “Special Meeting Proposals”). Pericom and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Pericom’s shareholders in connection with the Special Meeting Proposals. SHAREHOLDERS OF PERICOM ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from Pericom by contacting Pericom’s Investor Relations by telephone at (408) 232-9100, or by mail Pericom Semiconductor Corporation, 1545 Barber Lane, Milpitas, California 95035 or by going to Pericom’s Investor Relations page on its corporate website at www.pericom.com.

Forward Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on Pericom’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to Pericom’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Pericom assumes no obligation to update any forward-looking statement contained in this document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, issued by Pericom Semiconductor Corporation including Open Letter to Pericom Semiconductor Corporation Shareholders dated November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

Dated: November 16, 2015	/s/ Kevin Bauer
Name: Kevin S. Bauer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued by Pericom Semiconductor Corporation including Open Letter to Pericom Semiconductor Corporation Shareholders dated November 16, 2015.